UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

                        [Insert report here]

Dreyfus

AMT-Free Municipal

Bond Fund

ANNUAL REPORT August 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
32	Statement of Assets and Liabilities
33	Statement of Operations
34	Statement of Changes in Net Assets
36	Financial Highlights
40	Notes to Financial Statements
53	Report of Independent Registered
Public Accounting Firm
54	Important Tax Information
55	Board Members Information
58	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
AMT-Free Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Bond Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The municipal bond market exhibited heightened volatility over the past year as prices rose and fell according to supply-and-demand factors and investors’ changing expectations of global and domestic economic conditions. While monthly variations in economic data have been pronounced, the longer-term pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Steven Harvey and Daniel Rabasco, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus AMT-Free Municipal Bond Fund’s Class A shares achieved a total return of 10.32%, Class C shares returned 9.50%, Class I shares returned 10.59% and Class Z shares returned 10.54%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 8.78%.2 Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period.The fund produced higher returns than its benchmark, mainly due to its emphasis on revenue-backed bonds over their general obligation counterparts.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by Dreyfus.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market;

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing and other stimulative measures by the Federal Reserve Board.

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects, and municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this constructive environment, lower-rated and longer-term municipal bonds led the market higher.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses. Although the market encountered scattered credit defaults in some localities during the reporting period, we believe they are isolated cases in which the problems leading to insolvency are specific to each issuer.

Credit Selections Buoyed Relative Performance

The fund benefited during the reporting period from its focus on higher yielding revenue-backed municipal bonds and a corresponding de-emphasis on general obligation bonds.The fund received especially robust contributions to relative performance from overweighted exposure to bonds backed by revenues from hospitals, airports, and the states’ settlement of litigation with U.S. tobacco companies. Moreover, we had purchased bonds of certain states that were hit hard during the economic downturn, most notably Illinois and California.These bonds rebounded as fiscal conditions improved, and we trimmed the fund’s positions during the reporting period, locking in gains.

While we generally maintained the fund’s average duration in a range that was roughly in line with the benchmark, an emphasis on municipal bonds with maturities from 15 to 25 years helped bolster relative performance when yields fell at the longer end of the market’s maturity spectrum. Finally, in an environment of historically narrow yield differences between municipal bonds and comparable U.S. Treasury securities, we successfully used interest rate swap options to capture the benefits of a return to more typical yield spreads.

Disappointments during the reporting period were relatively limited, concentrated mainly among higher-rated bonds backed by revenues from essential municipal services, such as waterworks and sewage plants.

Adjusting to Richer Valuations

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future fiscal policies. In addition, higher yielding and longer-maturity bonds have become more richly valued after recent rallies. Consequently, while we have continued to favor revenue-backed municipal bonds over their general obligation counterparts, we have shifted the fund’s focus to maturities in the 10 year range, which we currently regard as attractively valued.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Neither Class Z nor Class I shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results.

Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable.The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of Class A, C, I and Z shares (excluding Rule 12b-1 fees, shareholder services fees for Class A, C, I and Z shares, taxes, brokerage commissions, extraordinary expenses, interest expenses, and commitment fees on borrowings) do not exceed 0.45%. Dreyfus may terminate this agreement upon at least 90 days’ prior notice to investors but has committed not to do so until at least January 1, 2013.Without this absorption returns would have been lower.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus AMT-Free Municipal Bond
Fund Class A shares, Class C shares, Class I shares and Class Z shares and the Barclays
Municipal Bond Index

† Source: Lipper Inc.
The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 3/31/03 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of Dreyfus AMT-Free Municipal Bond Fund on 8/31/02 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/12
Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/03	5.38%	4.59%	4.29%††
without sales charge	3/31/03	10.32%	5.56%	4.77%††
Class C shares
with applicable redemption charge †	3/31/03	8.50%	4.77%	4.04%††
without redemption	3/31/03	9.50%	4.77%	4.04%††
Class I shares	12/15/08	10.59%	5.82%††	5.03%††
Class Z shares	5/6/94	10.54%	5.80%	5.02%
Barclays Municipal Bond Index		8.78%	6.24%	5.20%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 3/31/03 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Bond Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$3.63	$7.49	$2.35	$2.56
Ending value (after expenses)	$1,031.90	$1,028.10	$1,033.90	$1,033.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.
You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison.
Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$3.61	$7.46	$2.34	$2.54
Ending value (after expenses)	$1,021.57	$1,017.75	$1,022.82	$1,022.62

† Expenses are equal to the fund’s annualized expense ratio of .71% for Class A, 1.47% for Class C, .46% for
Class I and .50% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.5%
Birmingham Water Works Board,
Water Revenue	5.00	1/1/23	1,395,000	1,646,058
Jefferson County,
Limited Obligation
School Warrants	5.00	1/1/24	1,000,000	981,290
Arizona—1.6%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000	2,148,080
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,750,000	3,552,075
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/18	2,700,000	2,837,214
Arkansas—.2%
Arkansas Development Finance
Authority, Construction
Revenue (Public Health
Laboratory Project)
(Insured; AMBAC)	5.00	12/1/17	1,025,000	1,073,236
California—10.9%
California,
Economic Recovery Bonds	5.00	7/1/20	3,000,000	3,653,370
California,
GO	5.25	10/1/16	295,000	296,168
California,
GO (Various Purpose)	5.25	3/1/30	2,500,000	2,878,000
California,
GO (Various Purpose)	5.75	4/1/31	6,700,000	7,913,705
California,
GO (Various Purpose)	5.50	11/1/35	3,575,000	4,196,728
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000	3,635,580
California Statewide Communities
Development Authority,
Revenue (Kaiser Permanente)	5.00	4/1/42	5,000,000	5,463,300

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(The Salk Institute for
Biological Studies) (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/24	1,880,000		2,035,363
Glendale Community College
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	8/1/21	1,520,000	[a]	1,112,306
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/27	2,000,000	[a]	1,026,020
Los Angeles,
Wastewater System Revenue	5.75	6/1/34	2,500,000		2,992,575
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	3,500,000		4,141,445
Pajaro Valley Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	1,500,000	[a]	814,650
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/27	4,110,000	[a]	2,108,471
Sacramento County,
Airport System Senior Revenue	5.30	7/1/27	2,000,000		2,266,720
Sacramento County,
Airport System Senior Revenue	5.38	7/1/28	2,000,000		2,267,820
San Diego County Regional
Transportation Commission,
Sales Tax Revenue	5.00	4/1/20	1,000,000		1,245,760
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	3,280,000		3,847,046
San Juan Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.25	8/1/13	1,425,000	[b]	1,490,764
Tustin Unified School District
Community Facilities District
Number 97-1, Senior Lien
Special Tax Bonds (Insured;
Assured Guaranty Municipal Corp.)	0.00	9/1/21	1,615,000	[a]	1,149,686

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
University of California Regents,
General Revenue	5.75	5/15/31	2,000,000	2,457,820
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000	1,810,466
West Sacramento Redevelopment
Agency, Tax Allocation
Revenue (West Sacramento
Redevelopment Project)
(Insured; National Public
Finance Guarantee Corp.)	4.75	9/1/16	800,000	809,120
Colorado—1.7%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000	529,535
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000	625,890
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,000,000	1,234,480
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.25	10/1/33	1,200,000	1,422,312
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000	1,090,490
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/24	2,000,000	2,186,820
Metro Wastewater Reclamation
District, Sewer Improvement
Revenue	5.00	4/1/17	2,000,000	2,388,540
Delaware—.5%
Delaware,
GO	5.00	10/1/16	2,500,000	2,955,825
District of Columbia—1.0%
Metropolitan Washington Airports
Authority, Airport
System Revenue	5.00	10/1/35	4,000,000	4,498,520
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Revenue	5.13	7/1/32	1,000,000	1,139,980

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida—5.9%
Broward County,
Airport System Revenue	5.38	10/1/29	2,535,000	2,917,430
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/36	1,800,000	1,880,568
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/19	3,000,000	3,445,800
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.25	6/1/17	1,255,000	1,439,698
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.50	6/1/17	2,000,000	2,316,900
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/21	3,535,000	4,108,165
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,088,370
Florida Municipal Power Agency,
All-Requirements Power Supply
Project Revenue	6.25	10/1/31	3,260,000	3,956,988
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured; CIFG)	5.00	10/1/22	1,820,000	1,968,694
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,250,000	1,412,450
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/30	2,620,000	3,009,908
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	1,000,000	1,099,420

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
University of Central Florida,
COP (University of Central
Florida Convocation
Corporation Master Lease
Program) (Insured; National
Public Finance Guarantee Corp.)	5.00	10/1/18	1,765,000		1,845,378
Winter Park,
Water and Sewer
Revenue (Insured;
AMBAC) (Prerefunded)	5.38	12/1/12	1,525,000	[b]	1,544,856
Georgia—4.9%
Atlanta,
Airport General Revenue	5.00	1/1/20	5,000,000		6,061,950
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	1,640,000		2,037,536
Atlanta,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	11/1/18	1,200,000		1,490,316
Carrollton Payroll Development
Authority, RAC (University of
West Georgia Athletic
Complex, LLC Project)	6.25	6/15/34	3,895,000		4,475,822
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	2,000,000		2,214,780
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	2,875,000		3,273,072
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	5,000,000		6,062,650
Savannah Economic Development
Authority, Revenue
(Armstrong Atlantic
State University Student
Union, LLC Project)
(Insured; Assured
Guaranty Municipal Corp.)	5.00	6/15/32	1,240,000		1,353,274

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Idaho—1.8%
Boise-Kuna Irrigation District,
Revenue (Arrowrock
Hydroelectric Project)	7.38	6/1/40	5,600,000	6,620,152
Idaho Health Facilities Authority,
Revenue (Trinity Health
Credit Group)	6.13	12/1/28	2,500,000	2,986,900
Illinois—7.5%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; AMBAC)	5.00	1/1/19	2,400,000	2,664,216
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/17	3,580,000	4,202,813
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/17	2,500,000	2,730,950
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	2,500,000	2,868,600
Huntley,
Special Service Area Number
Nine, Special Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.10	3/1/28	3,500,000	3,811,080
Illinois,
GO	5.00	8/1/24	1,000,000	1,127,600
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.00	2/1/28	750,000	838,822
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.25	2/1/33	500,000	563,480
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,000,000	1,080,910

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/16	2,200,000	2,418,966
Illinois Health Facilities
Authority, Revenue
(Delnor-Community Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	5/15/27	6,000,000	6,584,340
Metropolitan Pier and Exposition
Authority, Revenue (McCormick
Place Expansion Project)	5.00	6/15/42	3,500,000	3,907,190
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.50	6/1/23	3,100,000	3,622,195
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,600,000	4,227,120
Kansas—.3%
Kansas Development Finance
Authority, Revenue (Lifespace
Communities, Inc.)	5.00	5/15/30	1,500,000	1,592,910
Kentucky—.2%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union
College Energy
Conservation Project)	5.25	9/1/26	1,000,000	1,026,990
Louisiana—1.0%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.50	8/1/29	2,500,000	2,940,825
New Orleans Aviation Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,394,000
Maine—.3%
Maine Health and Higher
Educational Facilities
Authority, Revenue
(MaineGeneral Medical
Center Issue)	7.50	7/1/32	1,250,000	1,556,413

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland—3.1%
Howard County,
Consolidated Public
Improvement Project GO	5.00	8/15/17	2,000,000	2,421,840
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000	1,546,215
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/20	2,500,000	3,105,650
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	520,000	520,972
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000	1,300,439
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/20	4,700,000	5,963,031
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/21	1,500,000	1,837,230
Massachusetts—3.3%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	5,000,000	5,669,550
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/25	2,175,000	2,503,838
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	6.25	1/1/27	2,250,000	2,694,668
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	10/15/35	1,750,000	2,057,230
Massachusetts Water Resources
Authority, General Revenue	5.00	8/1/42	2,500,000	2,899,325

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Metropolitan Boston Transit
Parking Corporation,
Systemwide Senior Lien
Parking Revenue	5.00	7/1/23	2,000,000		2,415,160
Michigan—11.3%
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	[a]	7,863,120
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	1,055,000	[a]	857,757
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	1,500,000		1,798,875
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,000,000		1,259,540
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,170,000		956,767
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000		914,287
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000		1,242,140
Detroit Water and Sewerage
Department, Senior Lien Sewage
Disposal System Revenue	5.25	7/1/39	2,500,000		2,666,975
Huron Valley School District,
GO Unlimited Tax (Insured;
National Public Finance
Guarantee Corp.)	0.00	5/1/18	6,270,000	[a]	5,544,749
Kalamazoo Hospital Finance
Authority, HR (Borgess
Medical Center)
(Insured; FGIC)	6.25	6/1/14	3,000,000		3,290,340

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	4,555,000		5,012,869
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	11/15/25	2,500,000		2,978,300
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	2,500,000		2,965,725
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/22	7,500,000		8,598,525
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000		3,042,371
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; National Public
Finance Guarantee Corp.)	6.95	9/1/22	2,000,000		2,698,760
Romulus Economic Development
Corporation, Limited
Obligation EDR
(Romulus HIR Limited
Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000		4,434,931
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	6.25	9/1/14	1,500,000		1,639,710
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/22	3,000,000		3,464,400
Mississippi—.3%
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC) (Prerefunded)	5.00	11/1/14	1,315,000	[b]	1,447,710

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—1.0%
Curators of the University of
Missouri, System
Facilities Revenue	5.00	11/1/19	2,500,000		3,118,950
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	375,000		376,114
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	580,000		592,458
Saint Louis County,
Annual Appropriation-Supported
Tax Increment Revenue (Lambert
Airport Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC) (Prerefunded)	5.00	2/15/16	1,265,000	[b]	1,460,240
Nevada—.5%
Las Vegas Valley Water District,
Limited Tax GO (Additionally
Secured by Southern Nevada
Water Authority
Pledged Revenues)	5.00	6/1/42	2,500,000		2,817,300
New Jersey—1.6%
New Jersey Transportation Trust
Fund Authority
(Transportation System)	5.25	12/15/19	3,000,000		3,718,080
New Jersey Transportation Trust
Fund Authority
(Transportation System)	5.50	6/15/31	1,250,000		1,488,200
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000		78,176
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000		221,748
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	1,455,000		1,396,829
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	2,140,000		1,962,765

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—5.2%
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		6,056,350
Metropolitan Transportation
Authority, Dedicated
Tax Fund Revenue	5.00	11/15/32	1,850,000		2,175,730
Metropolitan Transportation
Authority, Transportation Revenue	5.25	11/15/28	2,500,000		2,917,225
New York City,
GO	5.00	8/1/28	1,000,000		1,167,890
New York City,
GO	5.00	10/1/36	2,500,000		2,855,400
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/34	2,500,000		2,890,975
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	2/1/24	3,000,000		3,644,700
New York State Urban Development
Corporation, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/17	3,260,000		3,861,274
New York State Urban Develpoment
Corporation, State Personal
Income Tax Revenue
(General Purpose)	5.00	3/15/17	2,135,000		2,528,779
North Carolina—3.6%
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000		2,076,289
Durham County,
GO Public Improvement Bonds
(Prerefunded)	5.00	6/1/16	1,000,000	[b]	1,167,650
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000		1,087,090
North Carolina Eastern
Municipal Power Agency,
Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000		1,294,050

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000		1,185,973
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (University
Health Systems of
Eastern Carolina)	6.25	12/1/33	1,750,000		2,053,870
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		2,003,940
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	[a]	2,738,533
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates
Project) (Prerefunded)	6.50	7/1/13	1,000,000	[b]	1,062,630
Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/34	1,000,000		1,165,740
Orange Water and Sewer Authority,
Water and Sewer System Revenue	5.00	7/1/31	1,000,000		1,126,300
Raleigh,
Combined Enterprise
System Revenue	5.00	3/1/31	1,175,000		1,310,748
University of North Carolina,
System Pool Revenue (Pool
General Trust Indenture of the
Board of Governors of The
University of North Carolina)	5.00	10/1/34	1,000,000		1,141,480
Ohio—1.6%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,633,005

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000	1,272,211
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,000,000	2,132,540
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund)
(Toledo School for the
Arts Project)	5.50	5/15/28	2,400,000	2,384,832
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,100,000	1,341,208
Oklahoma—.2%
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000	1,234,154
Oregon—.6%
Oregon,
GO (Alternate Energy Project)	6.00	10/1/26	1,400,000	1,758,932
Oregon Department of
Administrative Services,
Lottery Revenue	5.00	4/1/29	1,500,000	1,742,595
Pennsylvania—5.2%
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/23	2,600,000	3,112,330
Chester County Industrial
Development Authority, Revenue
(Avon Grove Charter
School Project)	6.38	12/15/37	2,000,000	2,084,280
Coatesville Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	8/15/17	4,000,000	4,356,560
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000	1,082,540

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student Housing
Project at Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000		1,642,500
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000		2,943,350
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/25	2,450,000		2,604,228
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	1,730,000		2,019,221
Pennsylvania Industrial
Development Authority, EDR
(Prerefunded)	5.50	7/1/18	270,000	[b]	339,811
Pennsylvania Turnpike Commission,
Turnpike Revenue	5.00	12/1/24	3,360,000		3,920,515
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	3,500,000		3,992,905
South Carolina—1.1%
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/21	2,500,000		3,116,550
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/36	2,500,000		2,843,775
Tennessee—.5%
Metropolitan Government of
Nashville and Davidson County,
Subordinate Lien Water and
Sewer Revenue	5.00	7/1/17	2,500,000		2,964,800

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—8.4%
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000		2,265,632
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; Assured Guaranty
Municipal Corp.)	5.50	9/1/18	1,955,000		1,963,172
Dallas and Fort Worth,
Joint Revenue (Dallas/Fort
Worth International Airport)	5.00	11/1/35	3,000,000		3,358,950
Dallas Independent School
District, Unlimited Tax Bonds
(Permament School Fund
Guarantee Program)	5.00	2/15/23	5,500,000		6,814,335
Del Mar College District,
Limited Tax Bonds (Insured;
FGIC) (Prerefunded)	5.25	8/15/13	1,295,000	[b]	1,357,277
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC) (Prerefunded)	5.25	2/1/13	1,000,000	[b]	1,021,130
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	3,900,000	[a]	1,578,330
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	2,860,000	[a]	1,088,459
Lubbock Housing Finance
Corporation, MFHR (Las
Colinas, Quail Creek and
Parkridge Place
Apartments Projects)	6.00	7/1/22	1,165,000		1,146,232
McKinney,
Tax and Limited Pledge
Waterworks and Sewer
System Revenue,
Certificates of Obligation
(Insured; AMBAC)	5.00	8/15/26	1,300,000		1,459,666

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	2,325,000	[a]	1,127,858
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee
Program) (Prerefunded)	0.00	8/15/15	2,350,000	[a,b]	1,181,040
Midlothian Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.00	2/15/40	2,500,000		2,855,900
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	1,315,000		1,489,566
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.63	1/1/33	5,000,000		5,731,050
North Texas Tollway Authority,
First Tier System Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.75	1/1/40	1,500,000		1,727,775
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000		1,123,544
San Antonio,
Electric and Gas Systems Revenue	5.50	2/1/20	255,000		317,962
San Antonio,
Water System Revenue	5.00	5/15/36	4,000,000		4,571,680
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000	[a]	2,136,599
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee
Program) (Prerefunded)	5.00	2/15/13	1,130,000	[b]	1,154,815

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas National Research Laboratory
Commission Financing
Corporation, LR
(Superconducting Super
Collider Project)	6.95	12/1/12	190,000		193,219
Virginia—3.9%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)
(Prerefunded)	5.25	10/1/13	1,445,000	[b]	1,537,278
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway
Assurance Corporation)	5.50	7/1/25	1,000,000		1,257,190
Chesterfield County Economic
Development Authority, PCR
(Virginia Electric and Power
Company Project)	5.00	5/1/23	1,000,000		1,170,140
Dulles Town Center Community
Development Authority, Special
Assessment Revenue (Dulles
Town Center Project)	6.25	3/1/26	2,665,000		2,667,852
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	5/15/19	1,200,000		1,296,516
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000		1,303,330
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000		1,191,370
Prince William County Industrial
Development Authority,
Educational Facilities
Revenue (The Catholic
Diocese of Arlington)	5.50	10/1/33	1,000,000		1,030,190
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	1,600,000		1,825,216

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	1,300,000		1,421,134
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	5.63	6/1/15	1,000,000	[b]	1,142,010
Virginia College Building Authority,
Educational Facilities Revenue
(Regent University Project)
(Prerefunded)	5.00	6/1/16	215,000	[b]	250,896
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,450,000		1,633,121
Virginia Housing Development
Authority, Rental
Housing Revenue	5.50	6/1/30	1,000,000		1,128,100
Washington County Industrial
Development Authority, HR
(Mountain States
Health Alliance)	7.75	7/1/38	2,000,000		2,488,600
Washington—2.6%
Seattle,
Water System Revenue	5.00	9/1/22	2,700,000		3,441,528
Washington,
GO (Various Purpose)	5.00	7/1/18	2,500,000		3,056,500
Washington,
Motor Vehicle Fuel Tax GO
(State Road 520 Corridor
Program—Toll Revenue)	5.00	6/1/33	2,255,000		2,642,319
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,485,000		4,079,297
Washington Health Care Facilities
Authority, Revenue (MultiCare
Health System) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/15/24	1,000,000		1,169,830

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
West Virginia—.5%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/36	2,500,000		2,904,625
Wisconsin—1.1%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized; FNMA)	5.10	7/1/22	1,000,000		1,014,870
Wisconsin,
General Fund Annual
Appropriation Bonds	5.75	5/1/33	2,000,000		2,389,340
Wisconsin,
GO	4.00	5/1/15	2,500,000		2,736,225
U.S. Related—3.6%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	2,000,000		2,046,380
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000		1,483,136
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,750,000		1,871,643
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC) (Prerefunded)	5.00	7/1/15	1,000,000	[b]	1,135,700
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	6.25	7/1/22	1,000,000		1,169,490
Puerto Rico Public Finance
Corporation, Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.00	8/1/26	1,500,000		2,159,055
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,860,000		8,824,108
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,000,000		1,194,030
Total Long-Term Municipal Investments
(cost $482,895,187)					531,898,252

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.5%	Rate (%)	Date	Amount ($)		Value ($)
California—.8%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement System
and Citibank NA)	0.19	9/4/12	4,000,000	[c]	4,000,000
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.19	9/4/12	500,000	[c]	500,000
New York—.7%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.16	9/4/12	400,000	[c]	400,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	9/4/12	1,800,000	[c]	1,800,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	9/4/12	1,500,000	[c]	1,500,000
Total Short-Term Municipal Investments
(cost $8,200,000)					8,200,000

Total Investments (cost $491,095,187)			99.0%		540,098,252

Cash and Receivables (Net)			1.0%		5,212,637

Net Assets			100.0%		545,310,889

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 29

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	15.1
AA		Aa		AA	37.9
A		A		A	33.5
BBB		Baa		BBB	6.3
BB		Ba		BB	1.0
B		B		B	1.2
F1		MIG1/P1		SP1/A1	.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	4.1
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 31

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			491,095,187	540,098,252
Interest receivable				5,931,358
Receivable from broker for swap transactions—Note 4				276,989
Receivable for shares of Common Stock subscribed				171,256
Unrealized appreciation on swap contracts—Note 4				370,778
Prepaid expenses				26,766
				546,875,399
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				288,106
Cash overdraft due to Custodian				427,519
Unrealized depreciation on swap contracts—Note 4				450,309
Payable for shares of Common Stock redeemed				277,237
Accrued expenses				121,339
				1,564,510
Net Assets ($)				545,310,889
Composition of Net Assets ($):
Paid-in capital				507,292,625
Accumulated net realized gain (loss) on investments				(10,905,270)
Accumulated net unrealized appreciation
(depreciation) on investments and swap transactions				48,923,534
Net Assets ($)				545,310,889

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	271,109,969	23,532,229	12,339,953	238,328,738
Shares Outstanding	18,997,351	1,648,985	864,414	16,692,695
Net Asset Value Per Share ($)	14.27	14.27	14.28	14.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

Investment Income ($):
Interest Income	23,585,684
Expenses:
Management fee—Note 3(a)	3,156,130
Shareholder servicing costs—Note 3(c)	1,050,113
Distribution fees—Note 3(b)	159,732
Professional fees	107,273
Registration fees	73,386
Directors’ fees and expenses—Note 3(d)	63,851
Custodian fees—Note 3(c)	46,639
Prospectus and shareholders’ reports	31,886
Loan commitment fees—Note 2	4,975
Miscellaneous	65,159
Total Expenses	4,759,144
Less—reduction in expenses due to undertaking—Note 3(a)	(1,390,208)
Less—reduction in fees due to earnings credits—Note 3(c)	(290)
Net Expenses	3,368,646
Investment Income—Net	20,217,038
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,929,286
Net realized gain (loss) on swap transactions	276,989
Net Realized Gain (Loss)	5,206,275
Net unrealized appreciation (depreciation) on investments	26,440,796
Net unrealized appreciation (depreciation) on swap transactions	(79,531)
Net Unrealized Appreciation (Depreciation)	26,361,265
Net Realized and Unrealized Gain (Loss) on Investments	31,567,540
Net Increase in Net Assets Resulting from Operations	51,784,578
See notes to financial statements.

The Fund 33

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012[a]	2011
Operations ($):
Investment income—net	20,217,038	23,369,922
Net realized gain (loss) on investments	5,206,275	(5,698,003)
Net unrealized appreciation
(depreciation) on investments	26,361,265	(12,047,152)
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,784,578	5,624,767
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(9,947,551)	(11,665,767)
Class B Shares	(8,157)	(46,498)
Class C Shares	(634,799)	(772,847)
Class I Shares	(302,417)	(288,363)
Class Z Shares	(9,247,325)	(10,497,541)
Total Dividends	(20,140,249)	(23,271,016)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	29,258,906	27,449,378
Class B Shares	15,185	8,312
Class C Shares	4,780,717	2,679,769
Class I Shares	8,661,196	3,085,689
Class Z Shares	8,939,231	7,527,571
Dividends reinvested:
Class A Shares	7,252,115	8,305,932
Class B Shares	7,169	37,077
Class C Shares	410,998	488,434
Class I Shares	136,419	165,880
Class Z Shares	6,490,695	7,363,471
Cost of shares redeemed:
Class A Shares	(37,544,231)	(65,605,022)
Class B Shares	(711,572)	(1,208,121)
Class C Shares	(2,476,517)	(8,313,898)
Class I Shares	(2,369,629)	(5,559,923)
Class Z Shares	(16,682,990)	(28,833,498)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	6,167,692	(52,408,949)
Total Increase (Decrease) in Net Assets	37,812,021	(70,055,198)
Net Assets ($):
Beginning of Period	507,498,868	577,554,066
End of Period	545,310,889	507,498,868

	Year Ended August 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	2,102,113	2,069,357
Shares issued for dividends reinvested	520,876	630,371
Shares redeemed	(2,693,937)	(5,008,350)
Net Increase (Decrease) in Shares Outstanding	(70,948)	(2,308,622)
Class Bb
Shares sold	1,112	624
Shares issued for dividends reinvested	524	2,808
Shares redeemed	(51,594)	(91,782)
Net Increase (Decrease) in Shares Outstanding	(49,958)	(88,350)
Class C
Shares sold	341,982	201,953
Shares issued for dividends reinvested	29,519	37,065
Shares redeemed	(179,150)	(637,058)
Net Increase (Decrease) in Shares Outstanding	192,351	(398,040)
Class I
Shares sold	617,077	232,582
Shares issued for dividends reinvested	9,771	12,579
Shares redeemed	(171,307)	(426,019)
Net Increase (Decrease) in Shares Outstanding	455,541	(180,858)
Class Z
Shares sold	643,659	567,378
Shares issued for dividends reinvested	465,927	558,627
Shares redeemed	(1,200,330)	(2,199,748)
Net Increase (Decrease) in Shares Outstanding	(90,744)	(1,073,743)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended August 31, 2012, 25,747 Class B shares representing $356,988 were automatically converted to 25,749 Class A shares and during the period ended August 31, 2011, 37,794 Class B shares representing $498,444 were automatically converted to 37,794 Class A shares.

See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.43	13.81	13.10	13.23	13.50
Investment Operations:
Investment income—net[a]	.53	.58	.58	.59	.58
Net realized and unrealized
gain (loss) on investments	.83	(.38)	.71	(.13)	(.27)
Total from Investment Operations	1.36	.20	1.29	.46	.31
Distributions:
Dividends from investment income—net	(.52)	(.58)	(.58)	(.59)	(.58)
Net asset value, end of period	14.27	13.43	13.81	13.10	13.23
Total Return (%)[b]	10.32	1.60	10.10	3.78	2.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.97	.97	.99	.98
Ratio of net expenses
to average net assets	.70	.70	.70	.70	.70
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.00[c]	—	—
Ratio of net investment income
to average net assets	3.78	4.40	4.37	4.70	4.33
Portfolio Turnover Rate	22.11	22.31	20.53	31.77	49.59
Net Assets, end of period ($ x 1,000)	271,110	256,180	295,189	95,477	81,428

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.43	13.81	13.10	13.23	13.50
Investment Operations:
Investment income—net[a]	.42	.48	.48	.50	.48
Net realized and unrealized
gain (loss) on investments	.84	(.38)	.71	(.13)	(.27)
Total from Investment Operations	1.26	.10	1.19	.37	.21
Distributions:
Dividends from investment income—net	(.42)	(.48)	(.48)	(.50)	(.48)
Net asset value, end of period	14.27	13.43	13.81	13.10	13.23
Total Return (%)[b]	9.50	.85	9.27	3.00	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.71	1.72	1.74	1.73
Ratio of net expenses
to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.00[c]	—	—
Ratio of net investment income
to average net assets	3.02	3.65	3.62	3.93	3.58
Portfolio Turnover Rate	22.11	22.31	20.53	31.77	49.59
Net Assets, end of period ($ x 1,000)	23,532	19,569	25,610	13,220	8,364

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

The Fund 37

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.44	13.81	13.10	11.65
Investment Operations:
Investment income—net[b]	.55	.61	.61	.45
Net realized and unrealized
gain (loss) on investments	.85	(.37)	.72	1.45
Total from Investment Operations	1.40	.24	1.33	1.90
Distributions:
Dividends from investment income—net	(.56)	(.61)	(.62)	(.45)
Net asset value, end of period	14.28	13.44	13.81	13.10
Total Return (%)	10.59	1.93	10.35	16.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.71	.71	.96[d]
Ratio of net expenses
to average net assets	.45	.45	.46	.45[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.00[e]	—
Ratio of net investment income
to average net assets	3.97	4.63	4.56	4.91[d]
Portfolio Turnover Rate	22.11	22.31	20.53	31.77
Net Assets, end of period ($ x 1,000)	12,340	5,495	8,146	86

a From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Amount represents less than .01%.

See notes to financial statements.

		Year Ended August 31,
Class Z Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.44	13.82	13.11	13.23	13.51
Investment Operations:
Investment income—net[a]	.55	.61	.62	.62	.62
Net realized and unrealized
gain (loss) on investments	.84	(.39)	.70	(.12)	(.28)
Total from Investment Operations	1.39	.22	1.32	.50	.34
Distributions:
Dividends from investment income—net	(.55)	(.60)	(.61)	(.62)	(.62)
Net asset value, end of period	14.28	13.44	13.82	13.11	13.23
Total Return (%)	10.54	1.80	10.34	4.12	2.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.75	.74	.77	.76
Ratio of net expenses
to average net assets	.50	.50	.48	.45	.45
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.00[b]	—	—
Ratio of net investment income
to average net assets	3.98	4.60	4.60	4.97	4.58
Portfolio Turnover Rate	22.11	22.31	20.53	31.77	49.59
Net Assets, end of period ($ x 1,000)	238,329	225,584	246,699	232,390	252,246

a Based on average shares outstanding at each month end.
b Amount represents less than .01%.

See notes to financial statements.

The Fund 39

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: ClassA (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Company’s Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	540,098,252	—	540,098,252
Other Financial
Instruments:
Swaps†	—	370,778	—	370,778
Liabilities ($)
Other Financial
Instruments:
Swaps†	—	(450,309)	—	(450,309)

† Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $494,476, accumulated capital losses $11,018,748 and unrealized appreciation $49,037,012.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $7,447 of the carryover expires in fiscal year 2013, $820,185 expires in fiscal year 2016, $2,063,006 expires in fiscal year 2017, $5,287,194 expires in fiscal year 2018 and $2,338,736 expires in fiscal year 2019.The fund has $165,483 of post-enactment short-term capital losses and $336,697 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: tax-exempt income $20,061,039 and $23,243,191 and ordinary income $79,210 and $27,825, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, dividend reclassification and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $76,789, increased accumulated net realized gain (loss) on investments by

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

$136,413 and decreased paid-in capital by $59,624. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2012, the fund did not borrow under the facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The Manager may terminate this agreement upon at least 90 days prior notice to shareholders, but has committed not to do so until at least January 1, 2013.The reduction in expenses, pursuant to the agreement, amounted to $1,390,208 during the period ended August 31, 2012.

During the period ended August 31, 2012, the Distributor retained $41,006 from commissions earned on sales of the fund’s Class A shares, and $40 and $827 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2012, Class B and Class C shares were charged $1,174 and $158,558, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A, Class B and Class C shares were charged $659,867, $587 and $52,853, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2012, Class Z shares were charged $123,150 pursuant to the Class Z Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $98,076 for transfer agency services and $861 for cash management services. Cash management fees were partially offset by earnings credits of $102.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $46,639 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended August 31, 2012, the fund was charged $6,733 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $188.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $276,331, Distribution Plan fees $14,808, Shareholder Services Plan fees $62,127, custodian fees $11,906, Chief Compliance Officer fees $4,243 and transfer agency per account fees $31,912, which are offset against an expense reimbursement currently in effect in the amount of $113,221.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and swap transactions during the period ended August 31, 2012, amounted to $117,058,767 and $114,400,885, respectively.

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2012 is discussed below.

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.

The fund’s maximum risk of loss from counterparty credit risk is the discounted value of the cash flows to be received from the counter-party over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at August 31, 2012:

					Unrealized
Notional		Reference	Base Index	Determination	Appreciation
Amount ($)	Counterparty	Index	Value	Date (Depreciation) ($)

10,000,000	Citibank	Forward Rate	2.03	11/15/2012	190,334
		Agreement,
		Municipal Market
		Data General
		Obligation, 2022,
		AAA Index[a]
12,000,000	Citibank	Forward Rate	1.99	11/15/2012	180,444
		Agreement,
		Municipal Market
		Data General
		Obligation, 2022,
		AAA Index[a]
6,250,000	Citibank	Forward Rate	2.83	11/15/2012	(231,935)
		Agreement,
		Municipal Market
		Data General
		Obligation, 2032,
		AAA Index[a]
8,000,000	Citibank	Forward Rate	2.78	11/15/2012	(218,374)
		Agreement,
		Municipal Market
		Data General
		Obligation, 2032,
		AAA Index[a]
Gross Unrealized
Appreciation					370,778
Gross Unrealized
Depreciation					(450,309)

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date.The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap con-
tracts outstanding during the period ended August 31, 2012:
Average Notional Value ($)
Interest rate swap contracts	5,096,154

At August 31, 2012, the cost of investments for federal income tax purposes was $490,981,709; accordingly, accumulated net unrealized appreciation on investments was $49,116,543, consisting of $49,668,383 gross unrealized appreciation and $551,840 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus AMT-Free Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Bond Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Fund 53

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $79,210 this is being reported as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited) (continued)

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 57

OFFICERS OF THE FUND (Unaudited)

The Fund 59

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus BASIC

Municipal Money

Market Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
30	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although money market yields have remained steady near historical lows over the past year, longer-term assets have responded more volatilely to changing expectations of global and domestic economic conditions. However, it is worth noting that over a longer time frame, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even employment numbers, which have been highly variable over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus BASIC Municipal Money Market Fund produced a yield of 0.00%.Taking into account the effects of compounding, the fund produced an effective yield of 0.00%.1

The U.S. economic recovery proved erratic during the reporting period, producing heightened volatility in most financial markets. However, yields of tax-exempt money market instruments remained stable near zero percent as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at historically low levels.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Economic Sentiment Shifted, but Yields Remained Low

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities.This development, together with a worsening sovereign debt

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

crisis in Europe, triggered steep declines among longer term financial assets in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries, as the European Union took steps to address a persistent debt crisis and the U.S. unemployment rate dropped sharply. However, disappointing employment and manufacturing data in the United States and the spread of fiscal instability in Europe during the spring of 2012 soon reduced expectations for a more robust recovery. Despite these changes in the economic outlook, the Fed maintained the monetary policy stance it first established in December 2008, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent throughout the reporting period.

The market also was influenced by changing supply-and-demand dynamics. Demand for municipal money market instruments proved robust during the reporting period. Narrow yield differences along the market’s maturity range and attractive after-tax yields compared to taxable money market instruments attracted individual investors as well as institutions that typically participate in taxable and longer term bond markets. Meanwhile, the supply of newly issued tax-exempt money market instruments remained relatively steady as banks with strong credit characteristics benefited from low financing rates. Consequently, yields of VRDNs remained relatively steady over the reporting period.

In general, municipal credit quality has continued to improve as states and local governments have recovered slowly from the recession. In particular, state general funds have shown consecutive quarters of growth in personal income tax and sales tax revenue, both important sources of revenue.

A Credit-Conscious Investment Posture

We have continued to maintain a careful and well-researched approach to credit selection. During the reporting period, we emphasized state

4

general obligation bonds; essential service revenue bonds issued by water, sewer and electric enterprises; and certain local credits from issuers with strong financial positions and stable tax bases.We generally shied away from instruments issued by localities that depend heavily on state aid. We also maintained a conservative position regarding interest rates, setting the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Outlook Clouded by Ongoing Economic Uncertainty

We are cautiously optimistic regarding the prospects for economic growth over the remainder of 2012. Strains in the global financial markets have continued to pose significant challenges, but the Fed expects a moderate pace of U.S. economic growth and a gradually declining unemployment rate. In addition, the Fed signaled that it is prepared to maintain short-term interest rates near current levels until 2015, and it indicated that it would undertake further action to stimulate economic growth, including an extension of “Operation Twist” and a new round of quantitative easing.With money market yields likely to remain near historical lows for some time to come, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

September 17, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’
notice and which Dreyfus has committed will remain in place until at least January 1, 2013.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases,
7-day yields during the reporting period would have been negative.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

Expenses paid per $1,000†	$1.46
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

Expenses paid per $1,000†	$1.48
Ending value (after expenses)	$1,023.68

† Expenses are equal to the fund’s annualized expense ratio of .29%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2012

Short-Term	Coupon	Maturity	Principal
Investments—100.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.1%
Eutaw Industrial Development
Board, PCR, Refunding (Alabama
Power Company Project)	0.18	9/4/12	1,000,000	[a]	1,000,000
California—8.9%
California Pollution Control
Financing Authority, SWDR (Bay
Counties Waste Services, Inc.
Project) (LOC; Comerica Bank)	0.23	9/7/12	2,515,000	[a]	2,515,000
California Pollution Control
Financing Authority, SWDR
(Metropolitan Recycling
Corporation Project) (LOC;
Comerica Bank)	0.23	9/7/12	2,070,000	[a]	2,070,000
California Statewide Communities
Development Authority,
Revenue, CP (Kaiser Permanente)	0.25	10/18/12	2,000,000		2,000,000
California Statewide Communities
Development Authority,
Revenue, CP (Kaiser Permanente)	0.25	12/13/12	2,000,000		2,000,000
Colorado—3.2%
Denver City and County,
Airport Revenue, CP (LOC;
Barclays Bank PLC)	0.20	9/14/12	3,000,000		3,000,000
Connecticut—2.2%
Connecticut Health and Educational
Facilities Authority, Revenue
(Mansfield Center for Nursing
and Rehabilitation Issue)
(LOC; Bank of America)	0.22	9/7/12	2,055,000	[a]	2,055,000
Florida—5.3%
Collier County Health Facilities
Authority, Revenue, CP
(Cleveland Clinic Health System)	0.18	11/5/12	4,000,000		4,000,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College Project)
(LOC; Wells Fargo Bank)	0.27	9/7/12	1,000,000	[a]	1,000,000
Georgia—1.1%
Georgia,
GO Notes	5.00	10/1/12	1,075,000		1,079,237

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois—3.2%
Deutsche Bank Spears/Lifers Trust
(Series DB-483) (Northern
Illinois Municipal Power Agency,
Power Project Revenue (Prairie
State Project)) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.21	9/7/12	3,000,000	[a,b,c]	3,000,000
Iowa—5.3%
Iowa Finance Authority,
SWDR (MidAmerican
Energy Project)	0.21	9/7/12	5,000,000	[a]	5,000,000
Louisiana—5.7%
Ascension Parish,
Revenue (BASF
Corporation Project)	0.32	9/7/12	2,800,000	[a]	2,800,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.17	9/4/12	1,400,000	[a]	1,400,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.17	9/4/12	1,200,000	[a]	1,200,000
Maryland—1.4%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Trust)	0.42	9/7/12	1,330,000	[a]	1,330,000
Massachusetts—2.1%
Beverly,
GO Notes, BAN	1.00	12/18/12	2,000,000		2,004,752
Minnesota—3.2%
Waite Park,
IDR (McDowall Company
Project) (LOC; U.S. Bank NA)	0.32	9/7/12	3,020,000	[a]	3,020,000
Mississippi—1.8%
Mississippi Business Finance
Corporation, Gulf Opportunity
Zone IDR (Chevron
U.S.A. Inc. Project)	0.16	9/4/12	1,700,000	[a]	1,700,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—2.1%
Missouri Development Finance
Board, LR, CP (LOC; U.S. Bank NA)	0.17	9/25/12	2,000,000		2,000,000
Nevada—3.2%
Clark County,
Airport System Junior
Subordinate Lien Revenue	2.00	7/1/13	3,000,000		3,039,207
New Hampshire—1.1%
New Hampshire Business Finance
Authority, Industrial Facility
Revenue (Luminescent Systems,
Inc. Issue) (LOC; HSBC Bank USA)	0.40	9/7/12	1,000,000	[a]	1,000,000
New Jersey—2.1%
Paterson,
GO Notes, BAN (General
Improvement and Tax Appeal)	1.50	6/6/13	1,000,000		1,001,875
Woodbridge Township Board of
Education, Temporary Notes	1.00	2/6/13	1,000,000		1,002,147
New York—2.0%
Syracuse Industrial Development
Agency, Civic Facility Revenue
(Community Development
Properties—Vanderbilt/Larned
Project) (LOC; M&T Trust)	0.25	9/7/12	1,925,000	[a]	1,925,000
North Carolina—.2%
North Carolina,
GO Notes (Public Improvement)	5.25	3/1/13	200,000		204,868
Ohio—2.1%
Union Township,
GO Notes, BAN (Various Purpose)	1.13	9/12/12	1,000,000		1,000,142
Union Township,
GO Notes, Refunding, BAN
(Various Purpose)	1.00	9/11/13	1,000,000		1,005,460
Pennsylvania—14.5%
Jackson Township Industrial
Development Authority, Revenue
(Regupol America LLC Project)
(LOC; PNC Bank NA)	0.21	9/7/12	1,850,000	[a]	1,850,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development
Financing Authority, Revenue
(Evergreen Community Power
Facility) (LOC; M&T Trust)	0.32	9/7/12	5,000,000	[a]	5,000,000
Philadelphia Authority for
Industrial Development,
Revenue (The Philadelphia
Protestant Home Project)
(LOC; Bank of America)	0.36	9/7/12	2,000,000	[a]	2,000,000
Pittsburgh and Allegheny County
Sports and Exhibition
Authority, Commonwealth LR
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; PNC Bank NA)	0.37	9/7/12	5,000,000	[a]	5,000,000
South Carolina—.5%
Richland County School District
Number 1, GO Notes	4.75	3/1/13	475,000		485,332
Tennessee—6.8%
Clarksville Public Building
Authority, Pooled Financing
Revenue (Tennessee
Municipal Bond Fund)
(LOC; Bank of America)	0.33	9/7/12	2,390,000	[a]	2,390,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(LOC; Bank of America)	0.24	9/7/12	4,100,000	[a]	4,100,000
Texas—8.8%
El Paso Independent School
District, Unlimited Tax School
Building Bonds (Liquidity
Facility; JPMorgan Chase Bank
and LOC; Permanent School
Fund Guarantee Program)	0.23	11/14/12	3,900,000		3,900,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	9/27/12	2,900,000		2,900,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (contnued)
Texas,
TRAN	2.50	8/30/13	1,500,000		1,533,926
Virginia—2.0%
Hanover County Industrial
Development Authority, IDR
(Virginia Iron and Metal
Company Inc., Project) (LOC;
Branch Banking and Trust Co.)	0.23	9/7/12	1,910,000	[a]	1,910,000
Washington—2.3%
Port of Chehalis Industrial
Development Corporation,
Industrial Revenue (JLT
Holding, LLC Project)
(LOC; Wells Fargo Bank)	0.32	9/7/12	2,215,000	[a]	2,215,000
Wisconsin—8.7%
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wells Fargo Bank)	0.37	9/7/12	2,345,000	[a]	2,345,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)
(LOC; JPMorgan Chase Bank)	0.27	2/5/13	3,000,000		3,000,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Campus, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.24	9/7/12	2,880,000	[a]	2,880,000

Total Investments (cost $95,861,946)			100.9%		95,861,946

Liabilities, Less Cash and Receivables			(.9%)		(824,166)

Net Assets			100.0%		95,037,780

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security amounted to $3,000,000 or 3.2% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	86.0
F2			VMIG2,MIG3,P2		SP2,A2	4.6
AAA,AA,Ad			Aaa,Aa,Ad		AAA,AA,Ad	1.8
Not Rated[e]			Not Rated[e]		Not Rated[e]	7.6
						100.0

† Based on total investments.
d Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	95,861,946	95,861,946
Cash		165,021
Interest receivable		95,047
Prepaid expenses		6,455
		96,128,469
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		17,343
Payable for investment securities purchased		1,005,460
Payable for shares of Common Stock redeemed		2
Accrued expenses		67,884
		1,090,689
Net Assets ($)		95,037,780
Composition of Net Assets ($):
Paid-in capital		95,037,624
Accumulated net realized gain (loss) on investments		156
Net Assets ($)		95,037,780
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		95,037,624
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

Investment Income ($):
Interest Income	297,555
Expenses:
Management fee—Note 2(a)	594,242
Shareholder servicing costs—Note 2(b)	90,367
Professional fees	56,418
Custodian fees—Note 2(b)	19,924
Registration fees	19,644
Directors’ fees and expenses—Note 2(c)	14,995
Prospectus and shareholders’ reports	11,083
Miscellaneous	23,825
Total Expenses	830,498
Less—reduction in expenses due to undertaking—Note 2(a)	(532,910)
Less—reduction in fees due to earnings credits—Note 2(b)	(50)
Net Expenses	297,538
Investment Income—Net	17
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	156
Net Increase in Net Assets Resulting from Operations	173

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	17	247
Net realized gain (loss) on investments	156	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	173	247
Dividends to Shareholders from ($):
Investment income—net	(17)	(247)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	18,841,621	48,919,901
Dividends reinvested	17	243
Cost of shares redeemed	(72,530,103)	(86,388,357)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(53,688,465)	(37,468,213)
Total Increase (Decrease) in Net Assets	(53,688,309)	(37,468,213)
Net Assets ($):
Beginning of Period	148,726,089	186,194,302
End of Period	95,037,780	148,726,089

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.011	.025
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.011)	(.025)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.01	1.12	2.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.67	.62	.65	.60
Ratio of net expenses
to average net assets	.25	.36	.40	.44	.43
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.02	1.15	2.46
Net Assets, end of period ($ x 1,000)	95,038	148,726	186,194	298,064	360,651

a Amount represents less than $.001 per share.
b Amount represents less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	95,861,946
Level 3—Significant Unobservable Inputs	—
Total	95,861,946
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

20

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: tax-exempt income $17 and $247, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets.The Manager may termi-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

nate this agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2013.The reduction in expenses, pursuant to the undertaking, amounted to $295,631 during the period ended August 31, 2012.

The Manager has also undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $237,279 during the period ended August 31, 2012.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2012, the fund was charged $67,387 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged

22

$15,145 for transfer agency services and $143 for cash management services. Cash management fees were partially offset by earnings credits of $17. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $19,924 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012, The Bank of New York Mellon has continued to provide shareholder redemption draft processing services. During the period ended August 31, 2012, the fund was charged $1,185 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $33.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $40,246, custodian fees $3,281, Chief Compliance Officer fees $4,243 and transfer agency per account fees $3,600, which are offset against an expense reimbursement currently in effect in the amount of $34,027.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Company’s Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2012, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $44,525,000 and $86,322,000, respectively.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

26

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

28

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund 29

OFFICERS OF THE FUND (Unaudited)

30

The Fund 31

For More Information

Ticker Symbol: DBMXX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus BASIC

New Jersey Municipal

Money Market Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
30	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although money market yields have remained steady near historical lows over the past year, longer-term assets have responded more volatilely to changing expectations of global and domestic economic conditions. However, it is worth noting that over a longer time frame, the pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even employment numbers, which have been highly variable over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus BASIC New Jersey Municipal Money Market Fund produced a yield of 0.01%. Taking into account the effects of compounding, the fund produced an effective yield of 0.01%.1

The U.S. economic recovery proved erratic during the reporting period, producing heightened volatility in many financial markets. However, yields of tax-exempt money market instruments remained stable near zero percent as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged at historically low levels.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Economic Sentiment Shifted, but Yields Remained Low

The reporting period began in the wake of an unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities.This development, together with a worsening sovereign debt

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

crisis in Europe, triggered steep declines among longer term financial assets in September 2011, while traditional safe havens such as U.S. government securities gained substantial value.

Employment gains and other encouraging U.S. economic news in the fall helped alleviate investors’ worries, as the European Union took steps to address a persistent debt crisis and the U.S. unemployment rate dropped sharply. However, disappointing employment and manufacturing data in the United States and the spread of fiscal instability in Europe during the spring of 2012 soon reduced expectations for a more robust recovery. Despite these changes in the economic outlook, the Fed maintained the monetary policy stance it first established in December 2008, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent throughout the reporting period.

The market also was influenced by changing supply-and-demand dynamics. Demand for municipal money market instruments proved robust during the reporting period. Narrow yield differences along the market’s maturity range and high after-tax yields compared to taxable money market instruments attracted individual investors as well as institutions that typically participate in taxable and longer term bond markets. Meanwhile, the supply of newly issued tax-exempt money market instruments remained relatively steady as banks with strong credit characteristics benefited from low financing rates. Consequently, yields ofVRDNs remained relatively steady over the reporting period.

From a credit-quality perspective, New Jersey’s tax revenues have increased modestly, but the state has continued to struggle with rising retiree benefits costs, a relatively slow economic recovery, and depleted reserve fund balances.As a result, the state’s fiscal condition has lagged that of most other states.

A Credit-Conscious Investment Posture

We have continued to maintain a careful and well-researched approach to credit selection. During the reporting period, we emphasized state general obligation bonds; essential service revenue bonds issued by

4

water, sewer and electric enterprises; and certain local credits from issuers with strong financial positions and stable tax bases.We generally shied away from instruments issued by localities that depend heavily on state aid. We also maintained a conservative position regarding interest rates, setting the fund’s weighted average maturity in a range that was moderately longer than industry averages.

Outlook Clouded by Ongoing Economic Uncertainty

We are cautiously optimistic regarding the prospects for economic growth over the remainder of 2012. Strains in the global financial markets have continued to pose significant challenges, but the Fed expects a moderate pace of U.S. economic growth and a gradually declining unemployment rate. In addition, the Fed signaled that it is prepared to maintain short-term interest rates near current levels until 2015, and it indicated that it would undertake further action to stimulate economic growth, including an extension of “Operation Twist” and a new round of quantitative easing.With money market yields likely to remain near historical lows for some time to come, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

September 17, 2012

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’ notice and which Dreyfus has committed will remain in place until at least
January 1, 2013. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

Expenses paid per $1,000†	$2.21
Ending value (after expenses)	$1,000.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

Expenses paid per $1,000†	$2.24
Ending value (after expenses)	$1,022.92

† Expenses are equal to the fund’s annualized expense ratio of .44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2012

Short-Term	Coupon	Maturity	Principal
Investments—100.0%	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—92.3%
Bloomfield Township,
GO Notes, BAN	1.50	1/18/13	1,420,000	1,424,017
Camden County Improvement
Authority, County Guaranteed
Loan Revenue (County
Capital Program)	5.00	1/15/13	150,000	152,354
Carteret Borough Redevelopment
Agency, Revenue (Project Note)	1.00	9/28/12	587,000	587,064
Deutsche Bank Spears/Lifers Trust
(Series DBE-557) (Newark Housing
Authority, Port Authority-Port
Newark Marine Terminal Additional
Rent-Backed Revenue (City of
Newark Redevelopment Projects))
(Liquidity Facility; Deutsche Bank
AG and LOC; Deutsche Bank AG)	0.27	9/7/12	2,755,000 [a,b,c]	2,755,000
East Brunswick Township,
GO Notes, BAN	1.00	9/28/12	692,000	692,050
East Hanover Township,
GO Notes, Refunding	1.50	11/1/12	100,000	100,132
Elizabeth,
GO Notes, BAN (Sewer Utility)	1.50	4/12/13	2,100,000	2,109,418
Florence Township Board of
Education, GO Notes, Refunding
(School Bonds)	2.00	3/1/13	100,000	100,593
Gloucester City,
GO Notes (General Improvement
Bonds and Sewer Utility Bonds)	2.00	9/4/12	540,000	540,057
Harrison,
GO Notes (General Improvement
Bonds and Water/Sewer
Utility Bonds)	5.00	4/15/13	100,000	102,142
Irvington Township,
GO Notes, BAN and Tax Appeal
Refunding BAN	2.00	6/21/13	151,800	152,581
Kearny Board of Education,
GO Notes, GAN	1.50	10/12/12	500,000	500,277
Lindenwold Borough,
GO Notes (General Improvement
Bonds and Sewer Utility Bonds)	2.00	6/1/13	200,000	201,711

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Maple Shade Township Board of
Education, GO Notes, Refunding
(School Bonds)	2.00	4/1/13	205,000		206,182
Medford Township Board of
Education, GO Notes, Refunding	5.00	2/1/13	100,000		101,798
New Jersey Economic Development
Authority, Economic Growth
Revenue (Greater Mercer County
Composite Issue) (LOC; Wells
Fargo Bank)	0.72	9/7/12	260,000	[a,d]	260,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC; JPMorgan
Chase Bank)	0.60	9/7/12	225,000	[a,d]	225,000
New Jersey Economic Development
Authority, EDR (Diocese of
Metuchen Project) (LOC;
Bank of America)	0.23	9/7/12	2,500,000	[a]	2,500,000
New Jersey Economic Development
Authority, EDR (Paddock
Realty, LLC Project) (LOC;
Wells Fargo Bank)	0.32	9/7/12	1,730,000	[a,d]	1,730,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
JPMorgan Chase Bank)	0.32	9/7/12	1,095,000	[a,d]	1,095,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC; National
Bank of Canada)	0.29	9/7/12	4,380,000	[a,d]	4,380,000
New Jersey Economic Development
Authority, Natural Gas Revenue,
Refunding (New Jersey
Natural Gas Company Project)	0.22	9/4/12	3,200,000	[a,d]	3,200,000
New Jersey Economic Development
Authority, Revenue (CPC
Behavioral Healthcare Project)
(LOC; Wells Fargo Bank)	0.27	9/7/12	1,000,000	[a]	1,000,000
New Jersey Economic Development
Authority, Revenue (ESARC, Inc.)
(Liquidity Facility; TD Bank)	0.29	9/7/12	2,200,000	[a,d]	2,200,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Melrich
Road Development Company, LLC
Project) (LOC; Wells Fargo Bank)	0.32	9/7/12	1,920,000	[a,d]	1,920,000
New Jersey Economic Development
Authority, Revenue (MZR Real
Estate, L.P. Project) (LOC;
Wells Fargo Bank)	0.32	9/7/12	845,000	[a,d]	845,000
New Jersey Economic Development
Authority, Revenue (Richmond
Industries, Inc. and Richmond
Realty, LLC Projects) (LOC; TD Bank)	0.27	9/7/12	380,000	[a,d]	380,000
New Jersey Economic Development
Authority, School Revenue (The
Peddie School Project)	4.00	2/1/13	210,000		212,910
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.00	9/4/12	100,000		100,033
New Jersey Educational Facilities
Authority, Revenue (Public Library
Project Grant Program Issue)	4.00	9/4/12	100,000		100,023
New Jersey Educational Facilities
Authority, Revenue, Refunding
(Higher Education Capital
Improvement Fund Issue)	4.00	9/4/12	100,000		100,027
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.28	9/7/12	6,490,000	[a]	6,490,000
New Jersey Environmental
Infrastructure Trust, Revenue,
Refunding (Financing Program)	3.00	9/4/12	100,000		100,018
New Jersey Environmental
Infrastructure Trust, Revenue,
Refunding (Financing Program)	3.00	9/4/12	200,000		200,035
New Jersey Health Care Facilities
Financing Authority, Department
of Human Services Lease Revenue
(Greystone Park Psychiatric
Hospital Project)	5.00	9/15/12	430,000		430,738

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Health Care Facilities
Financing Authority, Revenue
(The Matheny School and
Hospital, Inc.) (LOC;
Bank of America)	0.27	9/7/12	1,500,000	[a]	1,500,000
New Jersey Housing and
Mortgage Finance Agency,
Multi-Family Revenue	1.15	11/1/12	505,000		505,324
New Jersey Housing and
Mortgage Finance Agency,
Multi-Family Revenue	0.90	5/1/13	250,000		250,000
New Jersey Housing and Mortgage
Finance Agency, Multi-Family
Revenue (Insured; Assured
Guaranty Municipal Corp. and
Liquidity Facility; Lloyds
TBS Bank PLC)	0.40	9/7/12	3,000,000	[a]	3,000,000
New Jersey Housing and Mortgage
Finance Agency, SFMR	0.75	10/1/12	800,000		799,999
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
Westdeutsche Landesbank)	0.42	9/7/12	1,000,000	[a]	1,000,000
New Jersey Turnpike Authority,
Turnpike Revenue (LOC;
Societe Generale)	0.60	9/7/12	200,000	[a]	200,000
North Bergen Municipal Utilities
Authority, Sewer Revenue
Subordinated Project Notes	1.00	9/28/12	155,000		155,034
Paterson,
GO Notes, BAN (General
Improvement and Tax Appeal)	1.50	6/6/13	1,000,000		1,001,874
Port Authority of New York and
New Jersey, Equipment Notes	0.31	9/7/12	1,615,000	[a]	1,615,000
Rahway,
GO Notes, Refunding	2.00	12/1/12	140,000		140,313
Ridgefield Park Village,
GO Notes, BAN	1.50	4/19/13	255,000		256,099

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Sayreville Borough,
GO Notes, Refunding (General
Improvement Bonds and Water
Improvement Bonds)	1.50	12/15/12	365,000	365,735
Scotch Plains Township,
GO Notes, BAN	1.50	1/18/13	850,000	852,337
Teaneck Township Board of
Education, GO Notes, Refunding
(School Energy Savings
Obligation Bonds)	2.00	4/1/13	135,000	136,013
Union County,
GO Notes (County College,
County Vocational-Technical
and General Improvement)	4.13	3/1/13	56,000	56,007
U.S. Related—7.7%
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control Facilities
Financing Authority, Environmental
Control Facilities Revenue
(Bristol-Myers Squibb
Company Project)	0.27	9/7/12	4,100,000 [a]	4,100,000

Total Investments (cost $53,127,889)			100.0%	53,127,895

Cash and Receivables (Net)			.0%	4,796

Net Assets			100.0%	53,132,691

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, this security amounted to $2,755,000 or 5.2% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).
d At August 31, 2012, the fund had $16,235,000 or 30.6% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from industrial revenue.

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

12

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	42.0
F2			VMIG2,MIG3,P2		SP2,A2	15.0
AAA,AA,Ae			Aaa,Aa,Ae		AAA,AA,Ae	11.3
Not Rated[f]			Not Rated[f]		Not Rated[f]	31.7
						100.0

† Based on total investments.
e Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	53,127,889	53,127,895
Interest receivable		115,214
Prepaid expenses		3,329
		53,246,438
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		13,594
Cash overdraft due to Custodian		47,632
Accrued expenses		52,521
		113,747
Net Assets ($)		53,132,691
Composition of Net Assets ($):
Paid-in capital		53,134,335
Accumulated net realized gain (loss) on investments		(1,650)
Accumulated gross unrealized appreciation on investments		6
Net Assets ($)		53,132,691
Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		53,134,335
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

Investment Income ($):
Interest Income	260,173
Expenses:
Management fee—Note 2(a)	301,480
Shareholder servicing costs—Note 2(b)	49,811
Auditing fees	40,668
Custodian fees—Note 2(b)	10,560
Prospectus and shareholders’ reports	10,082
Registration fees	10,004
Legal fees	7,477
Directors’ fees and expenses—Note 2(c)	5,922
Miscellaneous	23,599
Total Expenses	459,603
Less—reduction in expenses due to undertaking—Note 2(a)	(205,390)
Less—reduction in fees due to earnings credits—Note 2(b)	(22)
Net Expenses	254,191
Investment Income—Net	5,982
Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	(109)
Net unrealized appreciation (depreciation) on investments	6
Net Realized and Unrealized Gain (Loss) on Investments	(103)
Net Increase in Net Assets Resulting from Operations	5,879

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	5,982	95,615
Net realized gain (loss) on investments	(109)	18
Net unrealized appreciation
(depreciation) on investments	6	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,879	95,633
Dividends to Shareholders from ($):
Investment income—net	(5,982)	(95,615)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	20,488,878	19,100,920
Dividends reinvested	5,925	94,140
Cost of shares redeemed	(33,638,340)	(32,714,681)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,143,537)	(13,519,621)
Total Increase (Decrease) in Net Assets	(13,143,640)	(13,519,603)
Net Assets ($):
Beginning of Period	66,276,331	79,795,934
End of Period	53,132,691	66,276,331

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.002	.013	.026
Net realized and unrealized
gain (loss) on investments	—	—	—	—	.001
Total from Investment Operations	.000[a]	.001	.002	.013	.027
Distributions:
Dividends from investment income—net	(.000)[a]	(.001)	(.002)	(.013)	(.026)
Dividends from net realized
gain on investments	—	—	—	—	(.001)
Total Distributions	(.000)[a]	(.001)	(.002)	(.013)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.13	.17	1.36	2.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.74	.69	.73	.68
Ratio of net expenses
to average net assets	.42	.45	.45	.44	.44
Ratio of net investment income
to average net assets	.01	.13	.17	1.33	2.58
Net Assets, end of period ($ x 1,000)	53,133	66,276	79,796	110,242	110,655

a Amount represents less than $.001 per share.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	53,127,895
Level 3—Significant Unobservable Inputs	—
Total	53,127,895
† See Statement of Investments for additional detailed categorizations.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally

20

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $1,541 of the carryover expires in fiscal year 2017. The fund has $109 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: tax-exempt income $5,982 and $95,615, respectively.

At August 31, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets.The Manager may terminate this agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2013.The reduction in expenses, pursuant to the undertaking, amounted to $188,249 during the period ended August 31, 2012.

The Manager has also undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $17,141 during the period ended August 31, 2012.

22

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2012, the fund was charged $38,240 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $6,894 for transfer agency services and $63 for cash management services. Cash management fees were partially offset by earnings credits of $8.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $10,560 pursuant to the custody agreement.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended August 31, 2012, the fund was charged $509 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $14.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,562, custodian fees $2,616, Chief Compliance Officer fees $4,243 and transfer agency per account fees $1,575, which are offset against an expense reimbursement currently in effect in the amount of $17,402.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Company’s Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2012, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $38,320,000 and $66,970,000, respectively.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax and, for individuals who are New Jersey residents, New Jersey personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable capital gains distributions (if any) and exempt-interest dividends paid for the 2012 calendar year on Form 1099-DIV which will be mailed in early 2013.

26

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

28

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

30

The Fund 31

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov.
The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

High Yield Municipal

Bond Fund

ANNUAL REPORT August 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered
Public Accounting Firm
43	Important Tax Information
44	Board Members Information
47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
High Yield Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Municipal Bond Fund, covering the 12-month period from September 1, 2011, through August 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The municipal bond market exhibited heightened volatility over the past year as prices rose and fell according to supply-and-demand factors and investors’ changing expectations of global and domestic economic conditions. While monthly variations in economic data have been pronounced, the longer-term pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged slightly better than 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2011, through August 31, 2012, as provided by Daniel Barton, and Jeffrey Burger, Co-Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2012, Dreyfus HighYield Municipal Bond Fund’s Class A shares achieved a 13.74% total return, Class C shares returned 12.87%, Class I shares returned 14.04% and Class Z shares returned 13.92%.1 The fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), which, unlike the fund, does not include securities rated below investment grade, produced a total return of 8.78%.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices throughout the reporting period, particularly those of lower-rated securities.The fund produced higher returns than its benchmark, mainly due to its focus on bonds rated below investment grade.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.The fund seeks to invest in several of these sectors.

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in September 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong throughout the reporting period, in part due to falling long-term interest rates stemming from quantitative easing and other stimulative measures by the Federal Reserve Board.

In addition, municipal bond prices responded positively to robust demand stemming from investors’ ongoing search for competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low as political pressure led to less borrowing for capital projects, and municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities available for investment. In this supportive environment, lower-rated municipal bonds that had been punished earlier in 2011 led the market higher. Performance was especially robust among longer-maturity municipal bonds, while highly rated and shorter-term securities generally lagged market averages.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few achieved surpluses.Although the market encountered scattered credit defaults in some localities during the reporting period, we believe they have been isolated cases in which the problems leading to insolvency were specific to each affected issuer.

Credit Selections Buoyed Relative Performance

The fund benefited during the reporting period from its focus on higher yielding revenue-backed municipal bonds and a corresponding de-emphasis on general obligation bonds. The fund received especially robust contributions to relative performance from overweighted exposure to bonds backed by revenues from health care facilities and the states’ settlement of litigation with U.S. tobacco companies. Moreover, underweighted exposure to escrowed bonds and higher-rated bonds enabled the fund to cushion the impact of relative weakness in those areas.

4

The fund also was helped by a relatively long duration posture as we favored the longer end of the maturity spectrum, which offered incrementally higher yields. Long-term zero-coupon municipal bonds proved particularly beneficial to relative results.

Disappointments during the reporting period were relatively limited, concentrated mainly among higher-rated bonds backed by revenues from essential municipal services, such as waterworks and sewage plants.

Adjusting to Richer Valuations

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future fiscal policies. In addition, higher yielding and longer-maturity bonds have become more richly valued after recent rallies. Consequently, while we have continued to favor revenue-backed municipal bonds over their general obligation counterparts, we expect to trim some positions and add to more attractively valued holdings, particularly those with relatively strong liquidity characteristics.

September 17, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid. It does not include the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Class Z and Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Municipal Bond
Fund Class A shares, Class C shares, Class I shares and Class Z shares and the Barclays
Municipal Bond Index

† Source: Lipper Inc.
The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 3/15/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of Dreyfus HighYield Municipal Bond Fund on 9/30/05 (inception date) to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The fund invests primarily in municipal securities.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/12
	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/07	8.66%	3.18%	4.13%††
without sales charge	3/15/07	13.74%	4.14%	4.82%††
Class C shares
with applicable redemption charge †	3/15/07	11.87%	3.35%	4.20%††
without redemption	3/15/07	12.87%	3.35%	4.20%††
Class I shares	12/15/08	14.04%	4.31%††	4.96%††
Class Z shares	9/30/05	13.92%	4.26%	4.92%
Barclays Municipal Bond Index	9/30/05	8.78%	6.24%	5.37%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 3/15/07 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for periods prior to 12/15/08 (the inception date for Class I shares).
The Index date is based on the life of Class Z shares.

TheFund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus HighYield Municipal Bond Fund from March 1, 2012 to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.34	$9.21	$3.99	$4.88
Ending value (after expenses)	$1,061.90	$1,057.90	$1,063.40	$1,063.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.23	$9.02	$3.91	$4.77
Ending value (after expenses)	$1,019.96	$1,016.19	$1,021.27	$1,020.41

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .77% for
Class I and .94% for Class Z, multiplied by the average account value over the period, multiplied by 184/366
(to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.2%
Birmingham Water Works Board,
Water Revenue	5.00	1/1/23	1,500,000	1,769,955
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	2,500,000	2,502,050
Alaska—2.1%
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/32	1,000,000	858,810
Northern Tobacco Securitization
Corporation of Alaska, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/46	4,150,000	3,362,621
Arizona—5.7%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	3,000,000	3,728,670
Pima County Industrial Development
Authority, Education Facilities
Revenue (Sonoran Science
Academy Tucson Project)	5.75	12/1/37	2,750,000	2,520,897
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000	2,841,660
Salt Verde Financial Corporation,
Senior Gas Revenue	5.00	12/1/37	2,000,000	2,137,140
California—6.6%
California,
GO (Various Purpose)	6.50	4/1/33	2,000,000	2,495,860
California Municipal Finance
Authority, Revenue
(Southwestern Law School)	6.50	11/1/31	1,000,000	1,199,130
California State Public Works
Board, LR (Various
Capital Projects)	5.13	10/1/31	1,000,000	1,111,910
California Statewide Communities
Development Authority, Revenue
(Bentley School)	7.00	7/1/40	1,075,000	1,164,870

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(Bentley School)	0.00	7/1/50	3,035,000	[a]	130,232
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	1,000,000		1,175,440
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	1,500,000		1,822,050
San Francisco City and County
Redevelopment Financing
Authority, Tax Allocation
Revenue (Mission Bay South
Redevelopment Project)	6.63	8/1/39	2,000,000		2,204,420
Tobacco Securitization Authority
of Southern California, Tobacco
Settlement Asset-Backed Bonds
(San Diego County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	2,200,000		1,795,178
Connecticut—1.5%
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company of
Connecticut Project)	5.50	4/1/21	1,500,000		1,725,885
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	1,235,000		1,237,124
Florida—4.7%
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/22	1,000,000		1,167,760
Jacksonville Economic Development
Commission, Health Care Facilities
Revenue (Florida Proton Therapy
Institute Project)	6.25	9/1/27	1,000,000	[b]	1,105,820
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	1,500,000		1,908,225

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/20	1,000,000		1,241,580
Palm Bay,
Educational Facilities
Revenue (Patriot Charter
School Project)	7.00	7/1/36	4,000,000	[c]	1,079,880
Saint Johns County
Industrial Development
Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,748,550
Georgia—2.1%
Atlanta,
Airport General Revenue	5.00	1/1/27	2,000,000		2,237,360
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	1,500,000		1,851,885
Hawaii—.8%
Kuakini Health System,
Special Purpose Revenue	6.38	7/1/32	1,500,000		1,500,735
Illinois—6.5%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,240,000		1,456,888
Harvey,
GO	5.63	12/1/32	4,000,000		3,771,480
Illinois,
GO	5.00	8/1/24	1,000,000		1,127,600
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,500,000		1,621,365
Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/20	2,215,000		2,513,516
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	1,000,000		1,174,200
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.50	4/1/31	1,000,000		1,166,910

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—.8%
Indiana Finance Authority,
Midwestern Disaster Relief
Revenue (Ohio Valley Electric
Corporation Project)	5.00	6/1/39	1,500,000		1,563,375
Iowa—.5%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	1,000,000		930,120
Kansas—.8%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	5.70	12/1/35	470,000		495,770
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed Securities
Program) (Collateralized:
FNMA and GNMA)	6.25	12/1/35	925,000		999,259
Louisiana—3.7%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	4,867,000	[c]	1,947,530
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	1,500,000		1,690,725
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities, Inc. Project)	5.75	7/1/39	4,000,000	[b]	3,721,360
Maine—.9%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	1,500,000		1,867,695
Maryland—1.7%
Maryland Economic Development
Corporation, Port Facilities
Revenue (CNX Marine Terminals
Inc. Port of Baltimore Facility)	5.75	9/1/25	3,000,000		3,258,000

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—1.9%
Boston,
GO	5.00	4/1/22	2,000,000	2,568,120
Massachusetts Water Resources
Authority, General Revenue	5.00	8/1/27	1,000,000	1,211,050
Michigan—8.7%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000	1,890,283
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,500,000	1,889,310
Detroit,
Water Supply System Senior
Lien Revenue	5.00	7/1/31	1,000,000	1,052,820
Detroit Water and Sewerage
Department, Senior
Lien Sewage Disposal
System Revenue	5.25	7/1/39	1,000,000	1,066,790
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000	2,098,360
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	1,500,000	1,779,435
Michigan Strategic Fund,
LOR (State of Michigan
Cadillac Place Office
Building Project)	5.00	10/15/19	1,300,000	1,522,443
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,485,000	3,484,651
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	8.25	9/1/39	2,000,000	2,577,100
Minnesota—.9%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	5.75	11/15/21	1,750,000	1,868,860

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi—.6%
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	1,100,000		1,166,671
Nebraska—1.2%
Nebraska Public Power District,
General Revenue	5.00	1/1/33	2,000,000		2,327,860
New Jersey—6.1%
Burlington County Bridge
Commission, EDR (The
Evergreens Project)	5.63	1/1/38	1,000,000		1,036,440
New Jersey Economic Development
Authority, IDR (Newark Airport
Marriott Hotel Project)	7.00	10/1/14	1,510,000		1,517,429
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	5.13	9/15/23	1,000,000		1,013,360
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.25	12/15/22	1,545,000		1,934,510
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	980,000		940,820
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	4,000,000	[a]	257,600
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	6,360,000		5,304,176
New Mexico—1.5%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.25	6/1/40	2,200,000		2,488,552
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	380,000		404,784

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—3.7%
New York City,
GO	5.00	8/1/20	1,500,000		1,860,165
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	1,000,000	[c]	1,051,630
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	4,000,000		4,354,640
North Carolina—.6%
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	6.13	11/1/38	1,000,000		1,100,430
Ohio—2.3%
Buckeye Tobacco Settlement
Financing Authority,
Tobacco Settlement
Asset-Backed Bonds	5.88	6/1/47	3,635,000		2,952,202
Southeastern Ohio Port
Authority, Hospital Facilities
Improvement Revenue
(Memorial Health System
Obligated Group Project)	6.00	12/1/42	1,500,000		1,590,600
Oregon—.5%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue
(Pelton Round Butte Project)	6.38	11/1/33	1,000,000		1,057,890
Pennsylvania—4.2%
Allegheny County Hospital
Development Authority, Health
System Revenue (West Penn
Allegheny Health System)	5.38	11/15/40	2,000,000		1,681,340
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	1,020,000		1,062,983

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[b,d]	2,245,440
Montgomery County
Higher Education and Health
Authority, First Mortgage
Improvement Revenue
(American Health Foundation/
Montgomery, Inc. Project)	6.88	4/1/36	2,000,000		2,140,720
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000		1,146,160
Texas—10.2%
Austin Convention Enterprises, Inc.,
Convention Center Hotel
First Tier Revenue
(Insured; XLCA)	5.25	1/1/18	1,000,000		1,100,570
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	6.00	12/1/30	1,000,000		1,149,140
Dallas and Fort Worth,
Joint Improvement Revenue
(Dallas/Fort Worth
International Airport)	5.00	11/1/42	2,500,000		2,685,175
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	1,000,000		1,001,820
Houston,
Airport System Special
Facilities Revenue (Continental
Airlines, Inc. Terminal
Improvement Projects)	6.50	7/15/30	1,500,000		1,684,680
Houston,
Combined Utility System
First Lien Revenue	5.00	11/15/19	1,000,000		1,242,270

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/31	1,000,000		1,088,760
La Vernia Higher Education Finance
Corporation, Education
Revenue (Knowledge is
Power Program, Inc.)	6.25	8/15/39	2,250,000		2,621,475
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,175,000		1,353,424
North Texas Tollway Authority,
Second Tier System Revenue	6.13	1/1/31	3,700,000		4,113,068
Texas Public Finance Authority,
Charter School Finance Corporation,
Education Revenue (Burnham
Wood Charter School Project)	6.25	9/1/36	2,250,000		2,290,455
Virginia—4.0%
Virginia Beach,
Public Improvement GO	5.00	4/1/22	2,500,000		3,202,525
Virginia Small Business Financing
Authority, Senior Lien Revenue
(Elizabeth River Crossing
Opco, LLC Project)	5.50	1/1/42	1,500,000		1,659,495
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,675,000		3,054,743
Washington—4.9%
Greater Wenatchee Regional Events
Center Public Facilities District,
Revenue and Special Tax BAN	5.25	12/1/11	960,000	[c,e]	916,704
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,420,000		1,323,369
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000		1,401,060

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Seattle,
Water System Revenue	5.00	9/1/24	2,580,000		3,232,663
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000		1,606,358
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000		1,189,500
West Virginia—1.5%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/36	2,500,000		2,904,625
Wisconsin—1.1%
Public Finance Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/42	1,000,000		1,005,340
Wisconsin,
GO	5.00	5/1/22	1,000,000		1,243,180
Multi State—.6%
Munimae Tax Exempt
Subsidiary LLC	5.90	9/30/20	2,000,000	[b]	1,139,940
U.S. Related—3.2%
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	1,765,000		1,813,414
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	6.25	7/1/22	2,000,000		2,338,980
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000		2,245,320
Total Long-Term Municipal Investments
(cost $184,659,870)					194,185,167

18

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.2%	Rate (%)	Date	Amount ($)		Value ($)
California—.4%
California Infrastructure and
Economic Development Bank,
Revenue, Refunding (Los
Angeles County Museum of
Natural History Foundation)
(LOC; Wells Fargo Bank)	0.15	9/4/12	700,000	[f]	700,000
New York—.8%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	9/4/12	1,500,000	[f]	1,500,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	9/4/12	100,000	[f]	100,000
Total Short-Term Municipal Investments
(cost $2,300,000)					2,300,000

Total Investments (cost $186,959,870)			99.5%		196,485,167

Cash and Receivables (Net)			.5%		934,847

Net Assets			100.0%		197,420,014

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2012, these securities were valued at $8,212,560 or 4.2% of net assets.
c Non-income producing—security in default.
d Collateral for floating rate borrowings.
e Security was redeemed on September 28, 2012 at par plus accrued interest.
f Variable rate demand note—rate shown is the interest rate in effect at August 31, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	4.3
AA		Aa		AA	14.2
A		A		A	20.0
BBB		Baa		BBB	21.6
BB		Ba		BB	13.1
B		B		B	8.2
CCC		Caa		CCC	.1
F1		MIG1/P1		SP1/A1	.4
Not Rated[g]		Not Rated[g]		Not Rated[g]	18.1
					100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			186,959,870	196,485,167
Cash				195,057
Interest receivable				2,595,393
Receivable for shares of Common Stock subscribed				544,504
Prepaid expenses and other assets				23,809
				199,843,930
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				165,981
Payable for floating rate notes issued—Note 4				1,000,000
Payable for investment securities purchased				977,190
Payable for shares of Common Stock redeemed				194,202
Interest and expense payable related to
floating rate notes issued—Note 4				2,081
Interest payable				65
Accrued expenses				84,397
				2,423,916
Net Assets ($)				197,420,014
Composition of Net Assets ($):
Paid-in capital				219,499,862
Accumulated net realized gain (loss) on investments				(31,605,145)
Accumulated net unrealized appreciation
(depreciation) on investments				9,525,297
Net Assets ($)				197,420,014

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	58,786,306	29,493,864	21,048,248	88,091,596
Shares Outstanding	4,854,339	2,432,915	1,740,824	7,270,297
Net Asset Value Per Share ($)	12.11	12.12	12.09	12.12

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended August 31, 2012

Investment Income ($):
Interest Income	10,198,120
Expenses:
Management fee—Note 3(a)	1,111,484
Distribution/Service Plan fees—Note 3(b)	357,498
Shareholder servicing costs—Note 3(c)	309,137
Professional fees	64,121
Registration fees	56,398
Directors’ fees and expenses—Note 3(d)	23,329
Prospectus and shareholders’ reports	16,618
Custodian fees—Note 3(c)	14,555
Interest and expense related to floating rate notes issued—Note 4	7,440
Loan commitment fees—Note 2	1,753
Interest expense—Note 2	65
Miscellaneous	37,719
Total Expenses	2,000,117
Less—reduction in fees due to earnings credits—Note 3(c)	(88)
Net Expenses	2,000,029
Investment Income—Net	8,198,091
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,991,465)
Net realized gain (loss) on swap transactions	92,218
Net Realized Gain (Loss)	(2,899,247)
Net unrealized appreciation (depreciation) on investments	18,573,168
Net Realized and Unrealized Gain (Loss) on Investments	15,673,921
Net Increase in Net Assets Resulting from Operations	23,872,012

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2012	2011
Operations ($):
Investment income—net	8,198,091	10,006,649
Net realized gain (loss) on investments	(2,899,247)	(4,224,982)
Net unrealized appreciation
(depreciation) on investments	18,573,168	(7,650,630)
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,872,012	(1,868,963)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,413,716)	(2,875,078)
Class C Shares	(993,391)	(1,255,068)
Class I Shares	(750,692)	(568,264)
Class Z Shares	(3,861,670)	(5,027,663)
Net realized gain on investments:
Class A Shares	(80,376)	(49,405)
Class C Shares	(38,794)	(26,483)
Class I Shares	(21,711)	(8,627)
Class Z Shares	(127,628)	(89,405)
Total Dividends	(8,287,978)	(9,899,993)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	18,879,560	17,824,938
Class C Shares	5,068,575	5,356,561
Class I Shares	13,802,071	9,864,620
Class Z Shares	3,815,327	5,481,315
Dividends reinvested:
Class A Shares	2,009,218	2,328,781
Class C Shares	601,349	719,544
Class I Shares	255,312	144,230
Class Z Shares	3,139,999	4,103,430
Cost of shares redeemed:
Class A Shares	(20,539,551)	(33,557,604)
Class C Shares	(4,834,652)	(10,580,884)
Class I Shares	(6,861,001)	(5,692,587)
Class Z Shares	(11,977,598)	(31,123,395)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	3,358,609	(35,131,001)
Total Increase (Decrease) in Net Assets	18,942,643	(46,899,957)
Net Assets ($):
Beginning of Period	178,477,371	225,377,328
End of Period	197,420,014	178,477,371

24

	Year Ended August 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,629,062	1,610,735
Shares issued for dividends reinvested	173,736	209,716
Shares redeemed	(1,778,286)	(3,004,564)
Net Increase (Decrease) in Shares Outstanding	24,512	(1,184,113)
Class C
Shares sold	435,546	479,993
Shares issued for dividends reinvested	51,927	64,858
Shares redeemed	(419,607)	(957,255)
Net Increase (Decrease) in Shares Outstanding	67,866	(412,404)
Class I
Shares sold	1,189,941	896,288
Shares issued for dividends reinvested	21,819	13,024
Shares redeemed	(591,536)	(520,276)
Net Increase (Decrease) in Shares Outstanding	620,224	389,036
Class Z
Shares sold	328,905	492,582
Shares issued for dividends reinvested	271,320	369,690
Shares redeemed	(1,036,513)	(2,820,416)
Net Increase (Decrease) in Shares Outstanding	(436,288)	(1,958,144)

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.14	11.74	10.64	12.05	12.90
Investment Operations:
Investment income—net[a]	.52	.59	.61	.65	.66
Net realized and unrealized
gain (loss) on investments	.98	(.60)	1.08	(1.41)	(.86)
Total from Investment Operations	1.50	(.01)	1.69	(.76)	(.20)
Distributions:
Dividends from investment income—net	(.51)	(.58)	(.59)	(.65)	(.65)
Dividends from net realized
gain on investments	(.02)	(.01)	—	—	—
Total Distributions	(.53)	(.59)	(.59)	(.65)	(.65)
Net asset value, end of period	12.11	11.14	11.74	10.64	12.05
Total Return (%)[b]	13.74	(.03)	16.31	(5.80)	(1.67)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.00	.99	1.02	1.02
Ratio of net expenses
to average net assets	1.02	1.00	.99	1.02	1.02
Ratio of interest and expense
related to floating rate notes
issued to average net assets	.00[c]	.00[c]	—	.00[c]	.05
Ratio of net investment income
to average net assets	4.48	5.35	5.37	6.40	5.28
Portfolio Turnover Rate	26.27	41.05	25.26	28.94	76.05
Net Assets, end of period ($ x 1,000)	58,786	53,785	70,607	58,931	59,169

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

26

		Year Ended August 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.15	11.75	10.66	12.06	12.91
Investment Operations:
Investment income—net[a]	.43	.51	.52	.57	.57
Net realized and unrealized
gain (loss) on investments	.98	(.60)	1.08	(1.41)	(.87)
Total from Investment Operations	1.41	(.09)	1.60	(.84)	(.30)
Distributions:
Dividends from investment income—net	(.42)	(.50)	(.51)	(.56)	(.55)
Dividends from net realized
gain on investments	(.02)	(.01)	—	—	—
Total Distributions	(.44)	(.51)	(.51)	(.56)	(.55)
Net asset value, end of period	12.12	11.15	11.75	10.66	12.06
Total Return (%)[b]	12.87	(.77)	15.31	(6.45)	(2.43)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.78	1.75	1.76	1.80	1.80
Ratio of net expenses
to average net assets	1.78	1.75	1.76	1.80	1.80
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[c]	.00[c]	—	.00[c]	.05
Ratio of net investment income
to average net assets	3.72	4.62	4.60	5.63	4.53
Portfolio Turnover Rate	26.27	41.05	25.26	28.94	76.05
Net Assets, end of period ($ x 1,000)	29,494	26,365	32,647	29,579	30,730

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.12	11.72	10.63	9.15
Investment Operations:
Investment income—net[b]	.54	.63	.66	.49
Net realized and unrealized
gain (loss) on investments	.99	(.61)	1.05	1.46
Total from Investment Operations	1.53	.02	1.71	1.95
Distributions:
Dividends from investment income—net	(.54)	(.61)	(.62)	(.47)
Dividends from net realized
gain on investments	(.02)	(.01)	—	—
Total Distributions	(.56)	(.62)	(.62)	(.47)
Net asset value, end of period	12.09	11.12	11.72	10.63
Total Return (%)	14.04	.22	16.50	21.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.74	.73	1.17[d]
Ratio of net expenses to average net assets	.78	.74	.72	.75[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[e]	.00[e]	—	—
Ratio of net investment income
to average net assets	4.70	5.62	5.57	6.69[d]
Portfolio Turnover Rate	26.27	41.05	25.26	28.94
Net Assets, end of period ($ x 1,000)	21,048	12,460	8,577	21

a From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Amount represents less than .01%.

See notes to financial statements.

28

		Year Ended August 31,
Class Z Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.14	11.75	10.65	12.05	12.91
Investment Operations:
Investment income—net[a]	.53	.60	.63	.67	.67
Net realized and unrealized
gain (loss) on investments	.99	(.61)	1.09	(1.41)	(.87)
Total from Investment Operations	1.52	(.01)	1.72	(.74)	(.20)
Distributions:
Dividends from investment income—net	(.52)	(.59)	(.62)	(.66)	(.66)
Dividends from net realized
gain on investments	(.02)	(.01)	—	—	—
Total Distributions	(.54)	(.60)	(.62)	(.66)	(.66)
Net asset value, end of period	12.12	11.14	11.75	10.65	12.05
Total Return (%)	13.92	.05	16.44	(5.64)	(1.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.95	.82	.85	.97
Ratio of net expenses
to average net assets	.95	.95	.82	.84	.97
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[b]	.00[b]	—	.00[b]	.05
Ratio of net investment income
to average net assets	4.56	5.45	5.58	6.59	5.32
Portfolio Turnover Rate	26.27	41.05	25.26	28.94	76.05
Net Assets, end of period ($ x 1,000)	88,092	85,868	113,547	122,871	152,058

a Based on average shares outstanding at each month end.
b Amount represents less than .01%.

See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

30

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Company’s Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as:

32

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2012 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	195,405,287	1,079,880	196,485,167
Liabilities ($)
Floating Rate Notes†	—	(1,000,000)	—	(1,000,000)

† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 8/31/2011	1,199,760
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(119,880)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/2012	1,079,880
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 8/31/2012	(119,880)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the

34

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $136,478, undistributed ordinary income $55,106, accumulated capital losses $32,065,662 and unrealized appreciation $9,930,708.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, $715,251 of the carryover expires in fiscal year 2016, $7,033,387 expires in fiscal year 2017, $10,523,962 expires in fiscal year 2018 and $5,919,280 expires in fiscal year 2019.The fund has $2,369,905 of post-enactment short-term

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

capital losses and $5,503,877 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2012 and August 31, 2011 were as follows: tax-exempt income $8,019,469 and $9,726,073 and ordinary income $268,509 and $173,920, respectively.

During the period ended August 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $178,622, increased accumulated net realized gain (loss) on investments by $163,423 and increased paid-in capital by $15,199. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

36

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2012, was approximately $5,500 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2012, the Distributor retained $5,991 from commissions earned on sales of the fund’s Class A shares and $11,784 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2012, Class C shares were charged $205,408, pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

servicing shareholder accounts at an amount not to exceed an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended August 31, 2012, Class Z shares were charged $152,090 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2012, Class A and Class C shares were charged $137,679 and $68,470, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2012, the fund was charged $30,803 for transfer agency services and $265 for cash management services. Cash management fees were partially offset by earnings credits of $31. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2012, the fund was charged $14,555 pursuant to the custody agreement.

38

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended August 31, 2012, the fund was charged $2,026 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $57.

During the period ended August 31, 2012, the fund was charged $6,392 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $99,493, Distribution Plan fees $30,388, Shareholder Services Plan fees $18,507, custodian fees $4,900, Chief Compliance Officer fees $4,243 and transfer agency per account fees $8,450.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2012, redemption fees charged and retained by the fund amounted to $3,589.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and swap transactions, during the period ended August 31, 2012, amounted to $51,319,211 and $47,585,143, respectively.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2012, was approximately $1,000,000, with a related weighted average annualized interest rate of .74%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2012 is discussed below.

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net

40

amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. At August 31, 2012, there were no interest rate swap agreements outstanding.

The following summarizes the average notional value of swap contracts outstanding during the period ended August 31, 2012:

Average Notional Value ($)
Interest rate swap contracts	769,231

At August 31, 2012, the cost of investments for federal income tax purposes was $185,554,459; accordingly, accumulated net unrealized appreciation on investments was $9,930,708, consisting of $18,509,593 gross unrealized appreciation and $8,578,885 gross unrealized depreciation.

The Fund 41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus High Yield Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus HighYield Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Municipal Bond Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2012

42

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax).The fund also hereby reports $.0169 per share as a short-term capital gain distribution paid on December 8, 2011.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

44

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

48

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,248 in 2011 and $124,516 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $        24,000 in 2011 and $24,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0            in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were  $12,391 in 2011 and $12,996 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $282 in 2011 and $644  in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,103,335 in 2011 and $41,730,768 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and                         Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By: ______________
Bradley J. Skapyak, President
Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	October 22, 2012

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)